SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005

PFSWEB, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-28275 (Commission File Number)	75-2837058 (I.R.S. Employer Identification Number)

500 NORTH CENTRAL EXPRESSWAY
PLANO, TX 75074
(Address of principal executive offices)

(972) 881-2900
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

ITEM 2.02. Results of Operations and Financial Condition

      On May 16, 2005, PFSweb, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2005. Attached to this current report on Form 8-K is a copy of the related press release dated May 16, 2005. The information in this Report on Form 8-K, and the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section.

Exhibit No.	Description
99.1	Press Release Issued May 16, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.
Dated: May 16, 2005	By:	/s/ THOMAS J. MADDEN
Thomas J. Madden
Executive Vice President, Chief Financial and Accounting Officer